UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report — June 30, 2024

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Willis M. Brucker	Regina M. Pitaro
Chief Investment Officer	Portfolio Manager	Managing Director
	BS, Boston College	BA, Fordham University
MA, Loyola University, Chicago
MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2024, the net asset value (NAV) total return of The GDL Fund was 2.5%, compared with a total return of 4.3% for the ICE BofA 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 0.5%. The Fund’s NAV per share was $10.19, while the price of the publicly traded shares closed at $7.84 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2024.

Investment Objective (Unaudited)

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

Through the first half of 2024, a total of $1.5 trillion in mergers and acquisitions (M&A) activity was announced globally, with $741 billion announced in the second quarter, representing a nearly 20% increase relative to the second quarter of 2023. Activity within the U.S. accounted for 44% of total deal making in the quarter, totaling $238 billion, stemming from 3,100 deals. Ex-U.S. deal announcements increased 32% quarter over quarter to $412 billion.

Technology, energy and power, and financials were the most active sectors in the first six months, with these three sectors contributing about 48% to total deal volumes. Notable transactions announced in the second quarter included ConocoPhillip’s all-stock transaction to acquire Marathon Oil for nearly $17 billion and International Business Machines acquisition of cloud software company, HashiCorp for $7 billion. Mega deals, or deals greater than $10 billion in value, totaled $363 billion in the first six months of the year, an increase of 70% year-over-year. While deals below $500 million in value declined 28% compared to the same period a year ago.

Overall activity announced by Private Equity buyers totaled $370 billion in the first half of the year, with $216 billion announced in the second quarter, a nearly 40% increase quarter over quarter. This total marked the fourth largest opening six-month period for deals by financial acquirers since records began in 1980.

Companies will gain further clarity into the Federal Reserve’s interest rate policy and the upcoming U.S. presidential election’s potential impact on regulatory changes, but perhaps the main issue that buyers and sellers continue to monitor is the more stringent antitrust environment. Within the U.S. the Federal Trade Commission (FTC) continued its watchful eye on deals in the six months of the year, requesting additional information from merging parties across the energy and healthcare sectors. Deals continue to close as merging parties are drafting strong merger agreements with additional time to consummate deals, in the event of regulatory delays.

The drivers for M&A activity to remain robust over the coming years include the need to compete on a global basis, acquire new technological advancements, and enter new and growing business units.

Selected holdings that contributed positively to performance for the period were: Everbridge, Inc. (2.7% of total investments as of June 30, 2024), an American enterprise software company that offers applications that provide information about critical events to help with personal safety and business continuity; Bel Fuse, Inc. (2.0%), which designs, manufactures, markets, and sells products that power, protect, and connect electronic circuits; and Equitrans Midstream, Corp. (1.6%), which has an operational focus on gas transmission and storage systems, gas gathering systems, and water services that support natural gas development and production.

Some of our weaker performing securities were: Capri Holdings, Ltd. (1.2%), which designs, markets, distributes, and retails branded women’s and men’s apparel, footwear, and accessories in the United States, Canada, Latin America, and Europe; iRobot, Corp. (No longer held as of June 30, 2024), which designs, builds, and sells robots and home innovation products in the United States, Europe, the Middle East, Africa, Japan, and internationally; and TXNM Energy, Inc. (no longer held) through its subsidiaries, provides electricity and electric services in the United States. It operates through the Public Service Company of New Mexico (PNM) and Texas-New Mexico Power Company (TNMP) segments.

Thank you for your investment in The GDL Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2024 (a) (Unaudited)

	Six Months	1 Year	3 Year	5 Year	10 Year	15 Year	Since Inception (1/31/07)
GDL Fund (GDL)
NAV Total Return (b)	2.48%	5.24%	3.00%	2.82%	2.54%	3.09%	2.73%
Investment Total Return (c)	0.49	6.04	0.98	2.29	2.32	3.48	1.95
ICE BofA 3 Month U.S. Treasury Bill Index	4.30	5.40	3.03	2.16	1.51	1.04	1.22

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE BofA 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before securities sold short as of June 30, 2024:

The GDL Fund

Long Positions

U.S. Government Obligations	36.5%
Energy and Utilities	12.5%
Computer Software and Services	8.1%
Health Care	8.0%
Financial Services	6.3%
Electronics	5.9%
Business Services	4.1%
Telecommunications	3.1%
Building and Construction	3.1%
Retail	2.3%
Entertainment	1.9%
Diversified Industrial	1.3%
Consumer Products	1.2%
Broadcasting	1.1%
Transportation	0.7%
Closed-End Funds	0.7%
Environmental Services	0.6%
Cable and Satellite	0.4%
Aerospace	0.3%
Consumer Services	0.3%
Metals and Mining	0.3%
Equipment and Supplies	0.3%
Hotels and Gaming	0.3%
Food and Beverage	0.2%
Automotive	0.2%
Wireless Communications	0.2%
Machinery	0.1%
Paper and Forest Products	0.0%*
100.0%

Short Positions

Energy and Utilities	(5.2)%
Building and Construction	(2.2)%
Paper and Forest Products	(1.1)%
(8.5)%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2024 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 62.5%
	Aerospace — 0.3%
50,000	Civitanavi Systems SpA	$333,405	$327,711
12,000	Hawaiian Holdings Inc.†	155,668	149,160
1,500	Hexcel Corp.	58,243	93,675
		547,316	570,546

	Automotive — 0.2%
20,000	Iveco Group NV	105,463	224,257
20,000	Pinewood Technologies Group plc	162,478	90,004
		267,941	314,261

	Broadcasting — 1.1%
17,000	Liberty Media Corp.-Liberty SiriusXM†	428,615	376,720
96,000	TEGNA Inc.	1,953,817	1,338,240
		2,382,432	1,714,960

	Building and Construction — 3.1%
35,700	Lennar Corp., Cl. B	1,399,459	4,977,651

	Business Services — 4.1%
3,000	Applus Services SA	32,193	41,124
60,000	Clear Channel Outdoor Holdings Inc.†	54,200	84,600
8,000	McGrath RentCorp	923,447	852,400
33,000	Perficient Inc.†	2,443,040	2,468,070
120,000	The Aaron’s Co. Inc.	1,198,360	1,197,600
40,000	Westrock Co.	1,977,836	2,010,400
		6,629,076	6,654,194

	Cable and Satellite — 0.4%
120,000	WideOpenWest Inc.†	559,267	649,200

	Computer Software and Services — 8.1%
30,000	Copperleaf Technologies Inc.†	258,077	259,859
90,000	DecisionPoint Systems Inc.†	907,489	918,000
125,000	Everbridge Inc.†	3,959,623	4,373,750
55,000	HashiCorp Inc., Cl. A†	1,802,917	1,852,950
10,000	MariaDB plc†	5,400	5,336
112,000	PowerSchool Holdings Inc., Cl. A†	2,505,200	2,507,680
58,000	Squarespace Inc., Cl. A†	2,520,699	2,530,540
10,000	Stratasys Ltd.†	167,616	83,900
50,000	WalkMe Ltd.†	686,995	698,500
		12,814,016	13,230,515

	Consumer Products — 1.2%
60,000	Capri Holdings Ltd.†	2,822,115	1,984,800
			Market
Shares		Cost	Value
	Consumer Services — 0.3%
30,000	Park Lawn Corp.	$567,903	$570,374

	Diversified Industrial — 1.3%
27,000	Haynes International Inc.	1,607,708	1,584,900
9,000	Target Hospitality Corp.†	98,700	78,390
7,000	United States Steel Corp.	331,802	264,600
30,000	Velan Inc.	202,224	131,355
		2,240,434	2,059,245

	Electronics — 5.9%
40,000	Bel Fuse Inc., Cl. A	706,757	3,236,400
13,000	Encore Wire Corp.	3,731,769	3,767,790
1,000	Rogers Corp.†	121,226	120,610
210,000	Vizio Holding Corp., Cl. A†	2,285,114	2,268,000
62,000	Yamada Holdings Co. Ltd.	182,289	166,474
		7,027,155	9,559,274

	Energy and Utilities — 12.5%
20,000	ALLETE Inc.	1,264,155	1,247,000
6,500	Alvopetro Energy Ltd.	14,103	22,331
45,000	Atlantica Sustainable Infrastructure plc	991,934	987,750
24,000	Avangrid Inc.	846,234	852,720
9,000	Avista Corp.	336,190	311,490
30,000	ChampionX Corp.	1,072,953	996,300
30,000	Diamond Offshore Drilling Inc.†	459,285	464,700
10,000	DMC Global Inc.†	145,194	144,200
20,000	Encavis AG†	369,317	366,265
4,000	Endesa SA	91,493	75,116
200,000	Equitrans Midstream Corp.	2,279,084	2,596,000
47,522	Exxon Mobil Corp.	5,202,172	5,470,733
2,835	Green Plains Inc.†	66,623	44,963
30,000	Greenvolt-Energias Renovaveis SA†	269,981	267,309
460,000	Gulf Coast Ultra Deep Royalty Trust†	30,398	5,865
3,000	Hess Corp.	422,699	442,560
45,000	Marathon Oil Corp.	1,276,283	1,290,150
75,000	PNM Resources Inc.	3,640,656	2,772,000
40,000	Southwestern Energy Co.†	266,923	269,200
110,000	US Silica Holdings Inc.†	1,697,541	1,699,500
		20,743,218	20,326,152

	Entertainment — 1.9%
80,000	Endeavor Group Holdings Inc., Cl. A	2,117,585	2,162,400
25,000	Fox Corp., Cl. B	866,293	800,500
70,000	IMAX China Holding Inc.†	85,347	77,090
7,748	Manchester United plc, Cl. A†	154,487	125,053
		3,223,712	3,165,043

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Environmental Services — 0.6%
17,000	Stericycle Inc.†	$1,006,010	$988,210

	Equipment and Supplies — 0.3%
80,000	DS Smith plc	380,069	425,749

	Financial Services — 6.3%
37,000	AssetMark Financial Holdings Inc.†	1,255,920	1,278,350
12,000	ICC Holdings Inc.†	264,813	271,560
85,000	Lok’nStore Group plc	1,195,545	1,181,933
11,000	National Western Life Group Inc., Cl. A	5,347,861	5,466,340
37,000	Nuvei Corp.	1,192,636	1,198,060
23,200	Steel Partners Holdings LP†	269,986	863,706
3,000	Vericity Inc.†	33,390	34,290
		9,560,151	10,294,239

	Food and Beverage — 0.2%
70,000	Whole Earth Brands Inc.†	337,563	340,200

	Health Care — 7.8%
12,000	Amedisys Inc.†	1,107,126	1,101,600
2,000	Atrion Corp.	905,290	904,860
18,000	Axonics Inc.†	1,224,217	1,210,140
4,000	Biohaven Ltd.†	29,200	138,840
18,000	Calliditas Therapeutics AB, Cl. B†	347,085	349,165
60,000	Cerevel Therapeutics Holdings Inc.†	2,492,949	2,453,400
115,000	Olink Holding AB, ADR†	2,917,429	2,930,200
30,000	R1 RCM Inc.†	416,100	376,800
175,000	Sharecare Inc.†	242,375	236,250
45,000	Silk Road Medical Inc.†	1,208,491	1,216,800
40,000	SurModics Inc.†	1,681,969	1,681,600
		12,572,231	12,599,655

	Hotels and Gaming — 0.3%
50,000	GAN Ltd.†	63,851	73,750
30,000	PlayAGS Inc.†	331,345	345,000
		395,196	418,750

	Machinery — 0.1%
25,000	CFT SpA†(a)	138,180	123,159

	Metals and Mining — 0.2%
12,000	Alamos Gold Inc., Cl. A	76,690	188,160
5,000	Artemis Gold Inc.†	38	35,891
100,000	Osino Resources Corp.†	129,363	128,650
		206,091	352,701
			Market
Shares		Cost	Value
	Retail — 2.3%
15,000	Albertsons Companies Inc., Cl. A	$324,919	$296,250
25,000	Bapcor Ltd.	83,490	85,722
34,000	Hibbett Inc.	2,936,402	2,965,140
7,000	Macy’s Inc.	137,331	134,400
95,000	Sportsman’s Warehouse Holdings Inc.†	887,525	228,950
		4,369,667	3,710,462

	Telecommunications — 3.1%
20,000	Consolidated Communications Holdings Inc.†	86,644	88,000
280,000	HKBN Ltd.	200,879	88,206
100,000	Juniper Networks Inc.	3,713,642	3,646,000
30,000	Koninklijke KPN NV	91,182	115,020
43,000	Orange Belgium SA†	1,019,524	688,000
50,000	Spirent Communications plc	128,110	115,665
6,000	Telephone and Data Systems Inc.	83,462	124,380
15,833	Telesat Corp.†	167,951	144,080
		5,491,394	5,009,351

	Transportation — 0.7%
40,000	Abertis Infraestructuras SA†(a)	311,164	151,218
120,000	Overseas Shipholding Group Inc., Cl. A	1,014,600	1,017,600
		1,325,764	1,168,818

	Wireless Communications — 0.2%
713,121	NII Holdings Inc., Escrow†	184,194	249,592

	TOTAL COMMON STOCKS	97,190,554	101,457,101

	CLOSED-END FUNDS — 0.7%
425,000	Altaba Inc., Escrow†	750,875	1,073,125

	RIGHTS — 0.3%
	Computer Software and Services — 0.0%
1,000	Flexion Therapeutics Inc., CVR†	0	300

	Health Care — 0.2%
21,000	ABIOMED Inc., CVR†	0	36,750
104,000	Adamas Pharmaceuticals Inc., CVR†	0	5,200
104,000	Adamas Pharmaceuticals Inc., CVR†	0	5,200
40,000	Akouos Inc., CVR†	1	30,000
6,000	Albireo Pharma Inc., CVR†	0	13,500

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

			Market
Shares		Cost	Value
	RIGHTS (Continued)
	Health Care (Continued)
79,391	Ambit Biosciences Corp., CVR†(a)	$0	$0
64,000	Chinook Therapeutics Inc., CVR†	0	25,600
4,000	CinCor Pharma Inc., CVR†	0	12,000
25,000	Decibel Therapeutics Inc., CVR†	0	18,750
28,000	Epizyme Inc., CVR†	0	560
60,000	Fusion Pharmaceuticals Inc., CVR†	0	30,000
500,000	Gracell Biotechnologies Inc., CVR†	0	20,000
30,000	Icosavax Inc., CVR†	0	9,000
300,000	Innocoll, CVR†(a)	180,000	0
125,000	Ipsen SA/Clementia, CVR†(a)	168,750	0
10,000	Mirati Therapeutics Inc., CVR†	0	5,000
23,000	Ocera Therapeutics, CVR†(a)	6,210	1,438
3,000	Opiant Pharmaceuticals Inc., CVR†	0	1,500
100,000	Paratek Pharmaceuticals Inc., CVR†	0	2,000
3,000	Prevail Therapeutics Inc., CVR†	0	600
2,000	Radius Health Inc., CVR†	0	200
1,000	Sigilon Therapeutics Inc., CVR†	0	7,550
11,000	Tobira Therapeutics Inc., CVR†(a)	660	0
		355,621	224,848
	Metals and Mining — 0.1%
10,000	Kinross Gold Corp., CVR†(a)	0	0
419,000	Pan American Silver Corp., CVR†	96,370	193,830
		96,370	193,830
	Paper and Forest Products — 0.0%
24,000	Resolute Forest Products Inc., CVR†	0	48,000
	TOTAL RIGHTS	451,991	466,978
Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 36.5%
$59,980,000	U.S. Treasury Bills, 5.177% to 5.326%††, 08/08/24 to 12/05/24(b)	$59,344,003	$59,344,909

TOTAL INVESTMENTS BEFORE SECURITIES
SOLD SHORT — 100.0%		$157,737,423	162,342,113
SECURITIES SOLD SHORT — (8.5)%
(Proceeds received $11,641,661)			(13,898,902)
Other Assets and Liabilities (Net)			18,972,670
PREFERRED SHARES
(1,975,932 preferred shares outstanding)			(47,316,600)
NET ASSETS — COMMON SHARES
(11,785,940 common shares outstanding)			$120,099,281
NET ASSET VALUE PER COMMON SHARE
($120,099,281 ÷ 11,785,940 shares outstanding)			$10.19

			Market
Shares		Proceeds	Value
	SECURITIES SOLD SHORT — (8.5)%
	Building and Construction — (2.2)%
24,000	Lennar Corp., Cl. A	$1,399,366	$3,596,880

	Energy and Utilities — (5.2)%
2,500	Chevron Corp.	356,069	391,050
11,475	ConocoPhillips	1,306,513	1,312,510
28,000	EQT Corp.	1,108,391	1,035,440
47,522	Exxon Mobil Corp.	5,321,654	5,470,733
6,948	Noble Corp. plc	309,914	310,228
		8,402,541	8,519,961

	Paper and Forest Products — (1.1)%
40,000	Smurfit Kappa Group plc	1,839,754	1,782,061

	TOTAL SECURITIES SOLD SHORT(c)	$11,641,661	$13,898,902

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At June 30, 2024, $6,000,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short and forward foreign exchange contracts.
(c)	At June 30, 2024, these proceeds are being held at Pershing LLC.
†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

	% of Total	Market
Geographic Diversification	Investments	Value
Long Positions
North America	92.8%	$150,636,622
Europe	6.9	11,267,999
Asia/Pacific	0.2	251,018
Japan	0.1	166,474
Latin America	0.0 *	20,000
Total Investments — Long Positions	100.0%	$162,342,113
	% of Total	Market
Geographic Diversification	Investments	Value

Short Positions
North America	(7.4)%	$(12,116,841)
Europe	(1.1)	(1,782,061)
Total Investments — Short Positions	(8.5)%	$(13,898,902)

*	Amount represents less than 0.05%.

As of June 30, 2024, forward foreign exchange contracts outstanding were as follows:

						Unrealized
					Settlement	Appreciation/
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
USD	1,822,322	EUR	1,700,000	State Street Bank and Trust Co.	07/26/24	$(773)
USD	732,509	CAD	1,000,000	State Street Bank and Trust Co.	07/26/24	1,058
USD	1,141,260	GBP	900,000	State Street Bank and Trust Co.	07/26/24	3,377
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS						$3,662

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2024 (Unaudited)

Assets:
Investments in securities, at value (cost $157,737,423)	$162,342,113
Cash	6,116,180
Deposit at brokers for securities sold short	8,485,149
Receivable for investments in securities sold	5,980,950
Dividends and interest receivable	189,171
Deferred offering expense	88,296
Unrealized appreciation on forward foreign currency contracts	4,435
Prepaid expenses	1,701
Total Assets	183,207,995
Liabilities:
Securities sold short, at value (proceeds $11,641,661)	13,898,902
Foreign currency overdraft, at value (cost $46,536)	46,532
Distributions payable	15,998
Payable for investment securities purchased	1,365,295
Payable for Fund shares repurchased	18,887
Payable for payroll expenses	117,373
Payable for investment advisory fees	67,328
Payable for offering costs	34,219
Payable for accounting fees	7,500
Unrealized depreciation on forward foreign currency contracts	773
Series C Cumulative Preferred Shares, callable and mandatory redemption 03/26/25 (See Notes 2 and 7)	34,446,600
Series E Cumulative Preferred Shares, callable and mandatory redemption 03/26/25 (See Notes 2 and 7)	12,870,000
Other accrued expenses	219,307
Total Liabilities	63,108,714
Net Assets Attributable to Common Shareholders	$120,099,281
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$120,804,608
Total accumulated loss	(705,327)
Net Assets	$120,099,281

Net Asset Value per Common Share:
($120,099,281 ÷ 11,785,940 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.19

Statement of Operations

For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $7,317)	$642,975
Interest	2,618,487
Total Investment Income	3,261,462
Expenses:
Investment advisory fees	437,177
Interest expense on preferred shares	1,200,871
Dividend expense on securities sold short	164,998
Payroll expenses	125,409
Legal and audit fees	62,031
Trustees’ fees	54,000
Shareholder communications expenses	35,094
Shareholder services fees	29,685
Accounting fees	22,500
Offering expense for issuance of preferred shares	22,320
Custodian fees	16,544
Service fees for securities sold short (See Note 2)	12,495
Interest expense	57
Miscellaneous expenses	38,295
Total Expenses	2,221,476
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(7,858)
Expenses paid indirectly by broker (See Note 5)	(1,561)
Custodian fee credits	(5,619)
Total Credits and Reductions	(15,038)
Net Expenses	2,206,438
Net Investment Income	1,055,024
Net Realized and Unrealized Gain/(Loss) on
Investments in Securities, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized loss on investments in securities	(765,182)
Net realized loss on swap contracts	(10,567)
Net realized gain on forward foreign exchange contracts	119,270
Net realized loss on foreign currency transactions	(2,096)

Net realized loss on investments in securities, swap contracts, forward foreign exchange contracts, and foreign currency transactions	(658,575)
Net change in unrealized appreciation/depreciation:
on investments in securities	2,526,281
on securities sold short	(426,152)
on forward foreign exchange contracts	16,985
on foreign currency translations	(5,858)

Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	2,111,256
Net Realized and Unrealized Gain/(Loss) on
Investments in Securities, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency	1,452,681
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$2,507,705

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended
	June 30, 2024	Year Ended
	(Unaudited)	December 31, 2023

Operations:
Net investment income	$1,055,024	$1,151,677
Net realized gain/(loss) on investments in securities, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	(658,575)	1,695,266
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	2,111,256	3,439,490

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	2,507,705	6,286,433

Distributions to Common Shareholders:
Accumulated earnings	(1,089,151)*	(2,824,414)
Return of capital	(1,752,112)*	(3,066,974)

Total Distributions to Common Shareholders	(2,841,263)	(5,891,388)

Fund Share Transactions:
Decrease from repurchase of common shares	(1,400,701)	(7,660,676)
Net Decrease in Net Assets from Fund Share Transactions	(1,400,701)	(7,660,676)
Net Decrease in Net Assets Attributable to Common Shareholders	(1,734,259)	(7,265,631)

Net Assets Attributable to Common Shareholders:
Beginning of year	121,833,540	129,099,171
End of period	$120,099,281	$121,833,540

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

Statement of Cash Flows

For the Six Months Ended June 30, 2024 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$2,507,705

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(199,908,516)
Proceeds from sales of long term investment securities	160,540,331
Proceeds from short sales of investment securities	(9,205,771)
Purchase of securities to cover short sales	16,300,348
Net sales of short term investment securities	69,887,378
Net realized loss on investments	765,182
Net change in unrealized appreciation on investments	(2,526,281)
Net amortization of discount	(2,457,818)
Net decrease in unrealized appreciation on forward foreign exchange contracts	(16,985)
Net increase in unrealized depreciation on securities sold short	426,152
Increase in receivable for investments sold	(5,980,950)
Decrease in dividends and interest receivable	32,693
Decrease in deferred offering expense	6,703
Increase in payable for investments purchased	134,398
Increase in payable for offering costs	13,463
Decrease in payable for investment advisory fees	(948,411)
Decrease in payable for payroll expenses	(19,280)
Increase in payable for accounting fees	3,750
Increase in other accrued expenses	39,675
Net cash provided by operating activities	29,593,766

Net decrease in net assets resulting from financing activities:
Redemption of Series E Cumulative Preferred Shares	(15,455,000)
Distributions to common shareholders	(2,864,859)
Repurchase of common shares	(1,381,814)
Net cash used in financing activities	(19,701,673)
Net increase in cash	9,892,093
Cash (including foreign currency and restricted cash):
Beginning of year	4,662,704
End of period	$14,554,797

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$1,200,871
Interest paid on bank overdrafts	57

The following table provides a reconciliation of cash, deposits at broker for securities sold short, and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2024:

Deposits at broker for securities sold short	$8,485,149
Cash	6,116,180
Foreign currency overdraft, at value	(46,532)
$14,554,797

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended June
	30, 2024		Year Ended December 31,
	(Unaudited)		2023	2022	2021	2020		2019
Operating Performance:
Net asset value, beginning of year	$10.18		$9.98	$10.53	$10.74	$11.15		$10.99
Net investment income/(loss)	0.09		0.08	(0.10)	(0.20)	(0.28)		(0.42)
Net realized and unrealized gain/(loss) on investments in securities, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	0.13		0.46	(0.08)	0.44	0.14		0.88
Total from investment operations	0.22		0.54	(0.18)	0.24	(0.14)		0.46
Distributions to Common Shareholders:
Net investment income	(0.09	)*	(0.12)	—	—	—		—
Net realized gain	—		(0.11)	—	(0.20)	—		(0.07)
Return of capital	(0.15	)*	(0.25)	(0.48)	(0.28)	(0.46)		(0.33)
Total distributions to common shareholders	(0.24)		(0.48)	(0.48)	(0.48)	(0.46)		(0.40)
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.03		0.14	0.11	0.03	0.19		0.10
Offering costs for preferred shares charged to paid-in capital	—		—	—	—	(0.00	)(a)	—
Total Fund share transactions	0.03		0.14	0.11	0.03	0.19		0.10
Net Asset Value Attributable to Common Shareholders, End of Period	$10.19		$10.18	$9.98	$10.53	$10.74		$11.15
NAV total return †	2.48%		6.96%	(0.60)%	2.54%	0.74%		5.15%
Market value, end of period	$7.84		$8.04	$7.84	$8.93	$8.72		$9.30
Investment total return ††	0.49%		8.92%	(6.94)%	7.95%	(0.93)%		5.81%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$167,416		$184,605	$198,546	$180,107	$185,897		$305,887
Net assets attributable to common shares, end of period (in 000’s)	$120,099		$121,834	$129,099	$145,660	$151,451		$174,686
Ratio of net investment income/(loss) to average net assets attributable to common shares including interest and offering costs (b)	1.68	%(c)	0.92%	(0.86)%	(1.81)%	(2.49)%		(3.64)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)(f)	3.52	%(c)	4.65%	3.09%	2.89%	3.17%		5.76%
Portfolio turnover rate	187%		316%	263%	329%	228%		380%

Cumulative Preferred Shares:
Series C Preferred
Liquidation value, end of period (in 000’s)	$34,447		$34,447	$34,447	$34,447	$34,447		$131,201
Total shares outstanding (in 000’s)	689		689	689	689	689		2,624
Liquidation preference per share	$50.00		$50.00	$50.00	$50.00	$50.00		$50.00
Average market value (g)	$49.49		$49.13	$50.21	$51.51	$51.15		$50.71
Asset coverage per share (h)	$176.91		$147.05	$142.95	$261.43	$269.83		$116.57
Series E Preferred
Liquidation value, end of period (in 000’s)	$12,870		$28,325	$35,000	—	—		—
Total shares outstanding (in 000’s)	1,287		2,833	3,500	—	—		—

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended June
	30, 2024	Year Ended December 31,
	(Unaudited)	2023	2022	2021	2020	2019
Liquidation preference per share	$10.00	$10.00	$10.00	—	—	—
Average market value (g)	$100.00	$100.00	$100.00	—	—	—
Asset coverage per share (h)	$35.38	$29.41	$29.57	—	—	—
Asset Coverage (i)	354%	294%	286%	523%	540%	233%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $50 Series C Preferred Shares from March 26, 2018 and to the $10 Series E Preferred Shares from March 28, 2022 through June 30, 2024 (see Footnotes 2 and 7).
(c)	Annualized.
(d)	The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 3.24%, 4.59%, 3.05%, 2.79%, 2.61%, and 2.41%, respectively.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.
(f)	The ratio of operating expenses excluding the custodian fee credit for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022, 2020, and 2019 would have been 3.53%, 4.66%, 3.10%, 3.18%, and 5.75%. For the year ended December 31, 2021, there was no impact on the expense ratios.
(g)	Based on weekly prices.
(h)	Asset coverage per share is calculated by combining all series of preferred shares.
(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. GDL Fund was organized on October 17, 2006 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2024 is as follows:

	Valuation Inputs
		Level 2 Other	Level 3 Significant
	Level 1	Significant	Unobservable	Total Market Value
	Quoted Prices	Observable Inputs	Inputs (a)	at 06/30/24
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$20,320,287	$5,865	—	$20,326,152
Financial Services	10,259,949	34,290	—	10,294,239
Machinery	—	—	$123,159	123,159
Transportation	1,017,600	—	151,218	1,168,818
Wireless Communications	—	249,592	—	249,592
Other Industries (b)	69,295,141	—	—	69,295,141
Total Common Stocks	100,892,977	289,747	274,377	101,457,101
Closed-End Funds	—	1,073,125	—	1,073,125
Rights (b)	193,830	271,710	1,438	466,978
U.S. Government Obligations	—	59,344,909	—	59,344,909
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$101,086,807	$60,979,491	$275,815	$162,342,113
LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(13,898,902)	—	—	$(13,898,902)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(13,898,902)	—	—	$(13,898,902)

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
		Level 2 Other	Level 3 Significant
	Level 1	Significant	Unobservable	Total Market Value
	Quoted Prices	Observable Inputs	Inputs (a)	at 06/30/24
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$4,435	—	$4,435
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$(773)	—	$(773)

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the six months ended June 30, 2024, the Fund did not have transfers into or out of Level 3. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2024, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At June 30, 2024, the Fund held no investments in equity contract for difference swap agreements. For the six months ended June 30, 2024, the effect of equity contract for difference swap agreements can

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments in securities, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency within Net realized loss on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2024 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the six months ended June 30, 2024 had an average monthly notional amount of approximately $3,645,750.

At June 30, 2024, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts and under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the six months ended June 30, 2024, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Swap contracts, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized gain on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

At June 30, 2024, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of	Gross Amounts
	Recognized Assets	Available for	Net Amounts of
	Presented in the	Offset in the	Assets Presented in
	Statement of	Statement of Assets	the Statement of
	Assets and Liabilities	and Liabilities	Assets and Liabilities
Assets
Forward Foreign Exchange Contracts	$4,435	$(773)	$3,662
	Gross Amounts of	Gross Amounts
	Recognized Liabilities	Available for	Net Amounts of
	Presented in the	Offset in the	Liabilities Presented in
	Statement of	Statement of Assets	the Statement of
	Assets and Liabilities	and Liabilities	Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$773	$(773)	—

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Fund’s derivative liability by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2024:

	Net Amounts Not Offset in the Statement of
	Assets and Liabilities
	Net Amounts of
	Assets Presented in
	the Statement of	Securities Pledged	Cash Collateral
	Assets and Liabilities	as Collateral	Received	Net Amount
Counterparty
State Street Bank and Trust Co.	$4,435	$(773)	—	$3,662
	Net Amounts Not Offset in the Statement of
	Assets and Liabilities
	Net Amounts of
	Liabilities Presented in
	the Statement of	Securities Pledged	Cash Collateral
	Assets and Liabilities	as Collateral	Pledged	Net Amount
Counterparty
State Street Bank and Trust Co.	$773	(773)	—	—

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at June 30, 2024 are reflected within the Schedule of Investments. For the six months ended June 30, 2024, the Fund incurred $12,495 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series C and Series E Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2024, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2024, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series C and Series E Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Distributions to shareholders of the Fund’s Series C and Series E Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 7.

The tax character of distributions paid during the year ended December 31, 2023, was as follows:

Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,305,651
Net long term capital gains	518,763
Return of capital	3,066,974
Total distributions paid	$5,891,388

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and derivatives and the related net unrealized appreciation at June 30, 2024:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	(Proceeds)	Appreciation	Depreciation	Appreciation
Investments and other derivative instruments	$146,502,297	$9,770,880	$(7,826,304)	$1,944,576

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2024, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2024, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the T-Bill Index) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

from 0.50% to 2.00% of the average weekly managed assets. During the six months ended June 30, 2024, the Fund did not accrue a performance fee. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

There was a reduction in the advisory fee paid to the Adviser relating to Bel Fuse, Inc., i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2024, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent, and exercised dispositive control, with respect to such securities (Bel Fuse), and the Adviser reduced its fee with respect to such securities by $7,858.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2024, other than short term securities and U.S. Government obligations, aggregated to $199,959,494 and $160,042,101, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2024, aggregated $156,551,827 and $226,439,205, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2024, the Fund paid $39,222 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2024, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,561.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2024, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2024, the Fund accrued $125,409 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Independent Trustees and certain Interested Trustees, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured line of credit, which expires on June 25, 2025 and may be renewed annually, of up to $75,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations.

During the six months ended June 30, 2024, there were no borrowings outstanding under the line of credit.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

7. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund repurchased and retired 177,045 and 966,858 common shares in the open market at investments of $1,400,701 and $7,660,676, and an average discounts of approximately 22.21% and 21.68%, respectively, from its NAV.

The Fund has an effective shelf registration authorizing an additional $200 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

The Series C Preferred paid distributions at an annualized rate of 4.00% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to March 26, 2019 (Year 1). On February 22, 2019, the Fund’s Board announced a reset fixed dividend rate of 4.00% that will apply for the next eight quarterly dividend periods (Year 2 and Year 3). On March 1, 2021, the Board continued the 4.00% dividend rate for Series C Preferred through the mandatory redemption date of March 26, 2025. On March 26, 2020, 1,935,093 Series C Preferred were put back to the Fund at the liquidation value of $96,754,650, plus accumulated and unpaid dividends. At June 30, 2024, there were 688,932 Series C Preferred outstanding and accrued distributions amounted to $15,310. On March 28, 2022, the Fund issued 3,500,000 shares of Series E Cumulative Term Preferred Shares (Series E Preferred), receiving $34,750,000 after the deduction of offering expenses of $250,000. The Series E Preferred has a liquidation value of $10 per share, and paid dividends at the rate of 4.00% per annum of the $10 per share liquidation preference for the dividend period beginning with the date of original issuance and ending on June 26, 2022 and the three dividend periods thereafter, and 4.25% per annum of the $10 per share liquidation preference for all subsequent dividend periods. The Board of Trustees increased the dividend rate on the Series E Preferred Shares to an annual rate of 5.20% effective January 19, 2023. The Series E Preferred Shares were callable at the Fund’s option on March 26, 2024 and have a mandatory redemption date of March, 26, 2025. On March 27, 2023, 667,500 shares of Series E Preferred were put back to the Fund at their liquidation preference of $10 per share plus accrued and unpaid dividends. On March 27, 2024, 1,545,500 shares of Series E Preferred were put back to the Fund at their liquidation preference of $10 per share plus accrued and unpaid dividends. At June 30, 2024, there were 1,287,000 Series E Preferred outstanding and accrued distributions amounted to $688.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the respective redemption prices per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 12, 2024, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 13, 2024 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2024. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Mario J. Gabelli, Leslie F. Foley, Michael J. Melarkey as Trustees of the Fund, with 11,415,678 votes, 13,643,729 votes, and 13,630,407 votes cast in favor of these Trustees, and 2,424,125 votes, 196,073 votes, and 209,396 votes withheld for these Trustees, respectively.

Anthony S. Colavita, James P. Conn, Agnes Mullady, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Willis M. Brucker is a portfolio manager of Gabelli Funds, LLC and global merger arbitrage analyst with experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from Boston College with a BS in Finance and Corporate Reporting and Analysis.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from Columbia University, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Christopher Matthiessen is a vice president and lead portfolio analyst for the Gabelli merger arbitrage funds. He monitors global mergers and acquisitions transactions for inclusion in the Firm’s portfolios, while working closely with internal research analysts to track deal progress. Mr. Matthiessen joined the Firm in 2017 after graduating with a BS in finance from Fairfield University.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President
of GAMCO Investors, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Matire
Vice President & Ombudsman

Carter W. Austin
Vice President

David I. Schachter
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Skadden, Arps, Slate, Meagher
& Flom LLP

TRANSFER AGENT AND
REGISTRAR

Equiniti Trust Company, LLC

GDL Q2/2024

GABELLI
FUNDS

THE GDL FUND

GDL

Semiannual Report
June 30, 2024

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Not applicable

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(4)      Disclosure of Securities Ownership

Not applicable

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2024 through 01/31/2024	Common – 30,584 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.92 Preferred Series C – N/A Preferred Series E – N/A	Common – 30,584 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,962,985 - 30,584 = 11,932,401 Preferred Series C – 688,932 Preferred Series E – 3,500,000
Month #2 02/01/2024 through 02/29/2024	Common – 36,363 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.89 Preferred Series C – N/A Preferred Series E – N/A	Common – 36,363 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,932,401 - 36,363 = 11,896,038 Preferred Series C – 688,932 Preferred Series E – 3,500,000
Month #3 03/01/2024 through 03/31/2024	Common – 34,971 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.93 Preferred Series C – N/A Preferred Series E – N/A	Common – 34,971 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,896,038 - 34,971 = 11,861,067 Preferred Series C – 688,932 Preferred Series E – 1,287,000
Month #4 04/01/2024 through 04/30/2024	Common – 22,600 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.85 Preferred Series C – N/A Preferred Series E – N/A	Common – 22,600 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,861,067 - 22,600 = 11,838,467 Preferred Series C – 688,932 Preferred Series E – 1,287,000
Month #5 05/01/2024 through 05/31/2024	Common – 23,933 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.90 Preferred Series C – N/A Preferred Series E – N/A	Common – 23,933 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,838,467 - 23,933 = 11,814,534 Preferred Series C – 688,932 Preferred Series E – 1,287,000
Month #6 06/01/2024 through 06/30/2024	Common – 28,594 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.86 Preferred Series C – N/A Preferred Series E – N/A	Common – 28,594 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,814,534 - 28,594 = 11,785,940 Preferred Series C – 688,932 Preferred Series E – 1,287,000
Total	Common – 615,424 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.90 Preferred Series C – N/A Preferred Series E – N/A	Common – 615,424 Preferred Series C – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement; N/A

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated; $0

(iii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates; N/A

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; $0 and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR; $0

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; $0 and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual. N/A

(b)	If at any time during or after its last completed fiscal year the registrant was required to prepare an accounting restatement, and the registrant concluded that recovery of erroneously awarded compensation was not required pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, briefly explain why application of the recovery policy resulted in this conclusion. N/A

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2024

* Print the name and title of each signing officer under his or her signature.